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                                                                 EXHIBIT 10.12.1

                               FIRST AMENDMENT TO
              FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated effective as of October 15, 1999 (the "First Amendment"), is entered into between and among HERITAGE SERVICE CORP., a Delaware corporation (the "Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), MERCANTILE BANK NATIONAL ASSOCIATION ("Mercantile") and LOCAL OKLAHOMA BANK, N. A. ("Local") (BOk, Firstar, Mercantile and Local collectively referred to herein as the "Banks"), BOk, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and Mercantile, as co-agent for the Banks (in such capacity, the "Co-Agent").

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Co-Agent entered into that certain First Amended and Restated Credit Agreement dated as of May 31, 1999, (the "Credit Agreement"); and

         WHEREAS, due to certain modifications and amendments to the Operating Partnership Credit Agreement (as defined in the Credit Agreement), including an increase in the maximum outstanding amount of the Working Capital Loan pursuant to the Working Capital Facility from $20,000,000.00 to $35,000,000.00, and reallocation of the Percentage Interests of the respective Banks, the Borrower, the Banks, the Administrative Agent and the Co-Agent desire to amend and modify certain provisions of the Credit Agreement concerning such matters and the increase in interest rates.

         NOW THEREFORE, the Credit Agreement is hereby amended and modified as follows:

         1. The definition of "Applicable Margin" in Schedule I of the Credit Agreement is deleted in its entirety and replaced with the following:

                  "Applicable Margin". With respect to any Eurodollar Loan or with respect to any Base Rate Loan, the rate of interest per annum determined for any Margin Period:

                           (i) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was less than 3.25 to 1, the Applicable Margin will be .875% for Eurodollar Loans and zero for Base Rate Loans;

                           (ii) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was equal to or greater than 3.25 to 1 but less than 3.75 to 1, the Applicable Margin will be 1.125% for Eurodollar Loans and zero for Base Rate Loans;

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                           (iii) if the Leverage Ratio on the Financial
                  Statement Delivery Date commencing such Margin Period was equal to or greater than 3.75 to 1 but less than 4.25 to 1, the Applicable Margin will be 1.375% for Eurodollar Loans and zero for Base Rate Loans;

                           (iv) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was equal to or greater than 4.25 to 1 but less than 4.50 to 1, the Applicable Margin will be 1.500% for Eurodollar Loans and zero for Base Rate Loans;

                           (v) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was equal to or greater than 4.50 to 1 but less than 4.75 to 1, the Applicable Margin will be 1.625% for Eurodollar Loans and 0.125% for Base Rate Loans; and

                           (vi) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was equal to or greater than 4.75 to 1, the Applicable Margin will be 1.875% for Eurodollar Loans and .250% for Base Rate Loans.

                  Notwithstanding the foregoing, if any of the financial statements required pursuant to Section 7A.1(i) of the Operating Partnership Credit Agreement are not delivered within the time periods specified in Section 7A.1(i), the Applicable Margin shall be the Applicable Margin set forth in clause (vi) above until the date such financial statements are delivered.

         2. The definition of "Existing Credit Agreement" in the Credit Agreement is deleted in its entirety and replaced with the following:

                  "Operating Partnership Credit Agreement" means the First Amended and Restated Credit Agreement dated as of May 31, 1999, between and among Heritage Operating, L.P., a Delaware limited partnership, BOk, Mercantile and Local, and BOk, as Administrative Agent, and Mercantile, as Co-Agent, as amended by the First Amendment thereto dated as of October 15, 1999, and as further amended and modified from time to time.

         3. Section 2.1.2(ii) of the Credit Agreement is amended by deleting "$20,000,000" and inserting in lieu thereof "$35,000,000." The form of Exhibit
2.1.4 (Revolver Notes) annexed to the Credit Agreement is replaced with the form of Exhibit 2.1.4 annexed to this First Amendment.

         4. Article III of the Credit Agreement is amended by deleting "June 30, 1999" and inserting in lieu thereof "October 31, 1999."

         5. Section 7B.1(i) of the Existing Credit Agreement is amended by deleting "$20,000,000" and inserting in lieu thereof "$35,000,000."


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         6. Section 10.1 of the Existing Credit Agreement is deleted in its entirety and replaced by the following:

                  10.1 Interests in Loans/Commitments. The percentage interest of each Bank in the Loans and the Commitments, shall be computed based on the maximum principal amount for each Bank as follows:


                                  MAXIMUM REVOLVER
                                  LOAN COMMITMENT            PERCENTAGE
                   BANK              AMOUNT                   INTEREST
                   ----           ----------------           ----------
                    BOk            $  529,411.00              52.9411%
                Mercantile            294,118.00              29.4118%
                   Local              176,471.00              17.6471%
                                   -------------             --------

                   Total           $1,000,000.00             100.0000%
                                   =============             ========

                  The foregoing percentage interests, as from time to time in effect and reflected in the Register, are referred to as the "Percentage Interests" with respect to all or any portion of the Loans and Letters of Credit, and the Commitments.

         7. Credit Agreement/Counterparts. All of the remaining terms, provisions and conditions of the Credit Agreement, except as otherwise expressly amended and modified by this First Amendment, shall continue in full force and effect in all respects. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single First Amendment. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

         8. Further Assurances. The Borrower will, upon the request of the Agent from time to time, promptly execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deem necessary or advisable to carry out the intent and purposes of this First Amendment and the Credit Agreement.

         9. General. The Credit Agreement and all of the other Loan Documents are each confirmed as being in full force and effect. This First Amendment, the Credit Agreement and the other Loan Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this First Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this First Amendment and the Credit Agreement is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns including as such successors and assigns all holders of any Note. This First Amendment shall be


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governed by and construed in accordance with the laws (other than the conflict of law rules) of the State of Oklahoma.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed and delivered in Tulsa, Oklahoma, effective as of the 15th day of October, 1999, by the undersigned duly authorized officers thereof.


                                 "Borrower"

                                 HERITAGE SERVICE CORP.,
                                 a Delaware corporation


                                 By
                                   ----------------------------------------
                                   H. Michael Krimbill, President


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                                 "Banks"

                                 BANK OF OKLAHOMA, NATIONAL
                                 ASSOCIATION


                                 By
                                   ----------------------------------------
                                   Denise L. Maltby, Senior Vice President



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                                 MERCANTILE BANK NATIONAL ASSOCIATION


                                 By
                                   ----------------------------------------
                                   Jeffrey A. Nelson, Vice President



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                                 LOCAL OKLAHOMA BANK, N.A.


                                 By
                                   ----------------------------------------
                                   Elisabeth F. Blue, Senior Vice President





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                                 "Administrative Agent"

                                 BANK OF OKLAHOMA, NATIONAL
                                 ASSOCIATION


                                 By
                                   ----------------------------------------
                                   Denise L. Maltby, Senior Vice President



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                                 "Co-Agent"

                                 MERCANTILE BANK NATIONAL ASSOCIATION


                                 By
                                   ----------------------------------------
                                   Jeffrey A. Nelson, Vice President